Exhibit 10.14

[*]=CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AltiGen Communications, Inc.

FISERV RESELLER AGREEMENT

THIS FISERV DIRECT APPLICATION RESELLER AGREEMENT, together with any Applications, Addenda and Exhibits (“Agreement”) is made and entered into as of this 28th day of August, 2009 (the “Effective Date”) by and between ALTIGEN COMMUNICATIONS, INC., a Delaware Corporation with principal offices at 4555 Cushing Parkway, Fremont, California 94538 (“AltiGen”) and Fiserv Solutions, Inc., a Wisconsin Corporation, with offices at 455 Gulph Road, King of Prussia, Pennsylvania 19406 (“Fiserv”). AltiGen and Fiserv shall also be referred to individually as a “Party” or, together, as “Parties” to this Agreement; and

WHEREAS, AltiGen manufactures, licenses, sells and provides a full line of Products (as hereinafter defined) directly and through authorized distributors and through a network of Affiliates (as hereinafter defined); and

WHEREAS, Fiserv and its Affiliates desire to acquire such Products for resale and for their own internal end-use; and

WHEREAS, AltiGen desires to sell and license Products to Fiserv and its Affiliates and to allow Fiserv and its Affiliates to resell products to clients;

NOW THEREFORE, in consideration of the above premises and the terms and conditions set forth herein, AltiGen and Fiserv agree as follows:

1.                                      DEFINITIONS

1.1.                 Affiliate refers to any business entity which a Party directly or indirectly controls, is controlled by, or is under common control with such Party, where “control” means ownership of 50% or more of the outstanding voting securities or ownership interest of such entity.

1.2                    End User means a current or prospective client who, in accordance with Section 8.4 of this Agreement, (1) licenses Products for Internal Use (rather than distribution or resale), (2) licenses Products for use in a service bureau environment, or (3) accesses and uses Products in a service bureau environment.

1.3                    Internal Use means use for purposes which do not directly produce revenue for the End User, and specifically excludes resale and distribution of Products.

1.4                    Intellectual Property means any patent, copyright, trade name, trade mark, trade secret, know-how, mask work or any other intellectual property right or proprietary information or technology, whether registered or unregistered.

1.5                    Product means software program packages, software licenses and physical computer hardware, including (1) a program code, on CD-ROM (the “Program”); (2) physical computer hardware including computer boards, computer power supply, and computer cables and other equipment (“Equipment”); and (3) instruction booklets and other information prepared for Fiserv and/or End-Users concerning the use of the Software program and computer hardware (“Documentation”).  The Products include only those listed by title and functional description on the “Product and Price List” attached hereto as Exhibit A and any and all modifications, updates, upgrades, releases, enhancements or versions made to such products provided under the applicable Software Assurance Program (as defined below).

1.6                    Territory means worldwide or other agreed upon territories expressly set forth in an Exhibit to this Agreement.

1.7                    Price List refers to the applicable price list offered by AltiGen to Fiserv for Products attached hereto as Exhibit A, as may be updated in accordance with Section 4.1.

1.8                    Business Partners means any third party that has entered into a partnership agreement with Fiserv to provide ConvergeIT services and support, Product support and/or IP telephony services and support, and any other third party reseller of Fiserv that has entered into a reseller agreement with Fiserv; provided, that in each case, any such agreement shall not grant to such third party any rights beyond the scope of those rights granted in this Agreement, and shall protect AltiGen’s rights and interests at least to the same extent as this Agreement.

1.9                    Software Assurance Program means the program described on Exhibit C hereof. AltiGen may from time to time request that Exhibit C be modified. Any such modifications shall only be effective 90 days following mutual agreement between the parties to such modification.  Any such modifications shall only be applicable for End Users that enter into an agreement with Fiserv after the effective date of such modification.

2.                                      GRANT OF DISTRIBUTION RIGHT

2.1                    Subject to the terms and conditions set forth in this Agreement, AltiGen hereby grants to Fiserv a non-exclusive, non-transferable right to (a) market and distribute the Products to End Users located in the Territory either alone or as bundled with Fiserv’s, its Affiliates’ or third party’s software, systems, or services (“Bundled Product”) and allow such End Users to use the Products for Internal Use or use in a service bureau environment, (b) resell Products to Fiserv Affiliates who shall market and distribute the Products to End Users located in the Territory either alone or as part of the Bundled Product and allow such End Users to use the Products for Internal Use or use in a service bureau environment, (c) allow Business Partners to market, distribute and resell Products to End Users located in the Territory either alone or as part of the Bundled Product and allow such End Users to use the Products for Internal Use or use in a service bureau environment, (d) use the Products in either an in house or application services provider environment to provide access to the Products to End Users, (e) use the Products for Fiserv’s and its Affiliates’ internal purposes, (f) configure, update and integrate the Products with the Bundled Product, (g) use the Products as described in Sections 2.2, 2.5 and 2.6 below, and (h) make reasonable quantities of the Products and use such copies for archive, back-up or emergency restart purposes, to replace copies made on defective media, or to create copies from a golden master for distribution purposes.    Fiserv shall not, directly or indirectly, solicit sales of the Products outside of the Territory without the prior written consent of AltiGen.  AltiGen retains the right to sell the Products directly to other organizations in the Territory that are not clients of Fiserv or one of its Affiliates  for core account processing services, including, by way of illustration but not limitation, original equipment manufacturers.  Fiserv shall have no right to modify the Product or Documentation without the prior written approval of AltiGen.  Except as expressly permitted under this Agreement, Fiserv shall not, and shall not permit End Users, Business Partners, or its Affiliates to (a) reverse engineer, de-compile, translate, disassemble or otherwise reduce the Product to human-perceivable form, or to encourage or assist third parties in doing so, (b) copy, modify, or create derivative works of the Product unless specifically permitted herein, (c) except to the extent Fiserv re-brands or private labels the Products as specified in Sections 2.3, 2.5, and 10.1 hereof, obscure, alter, or modify in any way any proprietary or copyright notices found on or in the Product,  (d) rent,  lease, lend, or sublicense the Product; provided that for clarity, a license or right to use for a term shall not be considered a rental or lease for purposes of this Section, (e) disclose the results of any benchmarking of the Product, or use such results for its own competing software development activities, without the prior written permission of AltiGen; or (f) attempt to circumvent any use restrictions on the Product.  All rights not expressly granted herein are retained by AltiGen.

2.2                    AltiGen grants to Fiserv a non-exclusive right and license to use the Products for the purpose of performing sales demonstrations, training, and support of End Users.  AltiGen shall provide reasonable numbers of demonstration copies of the software and software license portion of the Products, at no charge, to Fiserv to be used in marketing the Products.

2.3                    AltiGen shall provide Fiserv all marketing and promotional Documentation, technical and other information reasonably necessary to assist Fiserv in marketing the Products, at no charge to Fiserv.  Fiserv may in its sole discretion re-brand or re-work such materials for distribution to End Users, provided that any reasonable AltiGen copyright or proprietary notices reasonably necessary to preserve AltiGen’s rights and interests in the Products and Documentation are not altered or removed.

2.4                    Any business unit, division, product line, or Affiliate of Fiserv may participate in this Agreement in its sole discretion.  For purposes of this Agreement, “Fiserv” shall include within its meaning each of the business units, divisions, product lines, and Affiliates, as appropriate.

2.5                    Fiserv may in its sole discretion, re-brand or private label the Products or other items related to the Products individually and/or as part of the Bundled Products as Fiserv, in its sole discretion, determines is appropriate, provided that any reasonable AltiGen copyright or proprietary notices reasonably necessary to preserve AltiGen’s rights and interests in the Products are not altered or removed.  Fiserv shall also have the right to customize the Products for the benefit of any End User.

2.6                    Fiserv may allow any Business Partner to access the Products and provide installation, maintenance, support and other services to any End User.

3.                                      OWNERSHIP

Except for the rights specified in this Agreement, AltiGen does not grant to Fiserv any rights in or to any Intellectual Property related to the Products, Documentation, Programs, or to any materials furnished hereunder.  The Intellectual Property embodied in the Product, and Programs, all modifications thereto, and all Documentation thereof, is proprietary to AltiGen, and AltiGen retains all right, title and interest in and to such Intellectual Property.

4.                                      PRICES AND PAYMENTS

4.1                    Prices.  Fiserv shall pay AltiGen, for each Product, the Fiserv list price for the Product as set forth on Exhibit A.  The AltiGen Price List is subject to change no more than one time per year upon ninety (90) days prior written notice to Fiserv; provided, however, unless otherwise agreed to by Fiserv, any such increase shall not exceed, in the aggregate for all Product list prices, the lesser of [***] or [********************************].  AltiGen shall honor any proposal provided to a current or prospective End User or order provided to or by Fiserv or a current or prospective End User during the period prior to the effective date of such increase.  Orders requesting delivery after expiration of the 90 day period specified in notice of a price or discount change will be charged at the new price.

4.2                    Fiserv Pricing.  Fiserv is free to determine its own resale prices for the Products and the Software Assurance Program. Although AltiGen may publish suggested list prices, these are suggestions only and are not binding in any way.

4.3                    Payment.  AltiGen shall invoice Fiserv on a monthly basis for all Products licensed or distributed by Fiserv and for all Software Assurance Program fees accrued during the previous month.  Payment in full for each Product purchased directly from AltiGen or it Affiliates shall be made in U.S. dollars and is due and payable within thirty (30) days of the date of the invoice (“Due Date”); provided that Fiserv may withhold amounts disputed in good faith. Fiserv must have taken delivery of all Products itemized within the invoice prior to remitting the full payment.  If the whole or any part of any undisputed invoice remains outstanding for 30 days or more, Fiserv shall pay an agreed finance charge calculated at the rate of one percent (1%) per part or complete month on the overdue balance, or the largest amount allowed by law, whichever is less.

4.4                    Taxes.  Prices calculated in accordance with Exhibit A are exclusive of all applicable taxes.  Fiserv agrees to pay all taxes associated with the marketing, distribution and delivery of the Products ordered, including but not limited to sales, use, excise, added value and similar taxes and all customs, duties or governmental impositions, but excluding taxes on AltiGen’s income.  Any tax or duty AltiGen may be required to collect or pay upon the marketing or delivery of the Products shall be paid by Fiserv and such sums shall be due and payable to AltiGen at the time the applicable invoice is paid as described above.  If claiming a tax exemption, Fiserv must provide AltiGen with valid tax exemption certificates.

4.5                    Revenue Targets.  AltiGen and Fiserv agree to work together in good faith to establish certain mutually agreeable revenue targets and related terms and conditions.  Any such targets and terms and conditions shall only be effective if set forth in a mutually agreeable amendment to this Agreement signed by AltiGen and Fiserv.

5.                                      PRODUCT CHANGES

5.1                    AltiGen shall have the right to announce new Products to which the terms and conditions of this Agreement do not apply.  The parties agree that additional Products may be added to the Agreement by execution of an appendix to this Agreement setting forth any special terms, conditions, modifications or deletions necessary for the additional Products and mutually agreed to by the parties.  AltiGen agrees to notify Fiserv about new Products prior to announcing them to the general public.  AltiGen will give prompt written notice to Fiserv of any new Products.

5.2                    Subject to Fiserv paying all undisputed amounts for the services described in the Software Assurance Program in accordance with the terms of this Agreement. AltiGen shall provide to Fiserv and all End Users all services described in the Software Assurance Program, including the following:  (i) AltiGen shall notify Fiserv of Upgrades (defined as a newly released version of the Product) and Updates (as defined below) relating to the Products; (ii) AltiGen shall provide to Fiserv copies of each released modification, bug fix, and update to the Products (but excluding Upgrades) (“Updates”) and Upgrade before or at the same time as provided to other resellers generally, and assist Fiserv in the detection and correction of defects in the Products.  Such Updates shall include any necessary changes to comply with US laws and regulations applicable to the Products; (iii) AltiGen agrees that any such Upgrades or Updates shall not minimize any Product functionality; (iv) AltiGen agrees to provide Fiserv with written or other applicable Documentation that it may develop in its sole discretion concerning any Upgrades or Updates, and (v) all such Upgrades and Updates shall become part of the Products upon delivery and shall be subject to the terms and conditions of this Agreement.  AltiGen shall have the right to modify AltiGen Products and/or the Documentation thereof at any time, in its sole discretion, provided, however, that AltiGen will give prompt written notice to Fiserv of any such changes and Fiserv and its End Users will be provided with all such Updates as provided above.

5.3                    Subject to Fiserv paying all undisputed amounts for the services described in the Software Assurance Program in accordance with the terms of this Agreement, AltiGen shall provide the sales support described in Exhibit B hereto to Fiserv and/or Business Partners (but not its End Users) during the term of this Agreement. AltiGen may provide End Users with support and maintenance under a separate agreement on a fee basis. For the avoidance of doubt, such support shall include the current and one prior version of each Product.  AltiGen shall provide Fiserv with the most recent version of its software portion of the Products for Fiserv’s support of its End-Users.

6.                                      DIRECT PURCHASES

6.1                    Procedure.  All orders for Products placed by Fiserv shall be in writing.  Subject to Section 6.4 hereof, AltiGen shall perform its obligations under each order.  In the event AltiGen is unable to provide the exact Products ordered by Fiserv or the End User, AltiGen may upon notice to Fiserv and agreement by Fiserv and the End User, substitute certain Products with other products of equal or better functionality and performance at no additional charge.

6.2                    Controlling Terms.  The terms and conditions of this Agreement, shall apply to each order accepted or shipped by AltiGen hereunder. Any terms or conditions appearing on the face or reverse side of any purchase order, acknowledgment, or confirmation that are different from or in addition to those required hereunder shall not be binding on the parties, unless signed and returned, or unless both parties hereto expressly agree in a separate writing to be bound by such separate or additional terms and conditions.

6.3                    Fiserv Order Cancellation.  Orders submitted to AltiGen may be canceled without penalty if written notice of cancellation is given to AltiGen and the notice is received by AltiGen at least three (3) days prior to the scheduled shipment date.  Orders canceled less than three (3) days prior to the scheduled shipment date will be subject to a cancellation payment of [*****] of the invoice value of the portion of the canceled order that includes Equipment supplied by third parties.  In no event may Fiserv cancel any order or any portion of an order after shipment.

6.4                    Product Availability.  AltiGen will use commercially reasonable efforts to fill orders for Products and meet requests for shipment dates subject to Product availability and AltiGen production and supply schedules.   Should orders for Products exceed AltiGen’s available inventory, AltiGen will allocate its available inventory and make deliveries on a basis AltiGen deems equitable, in its sole discretion, and without liability to Fiserv on account of the method of allocation chosen or its implementation.  Notwithstanding the foregoing, AltiGen agrees to ship all Products within 30 days of order date; provided, however, in the event AltiGen is unable to ship all Products within such period of time, AltiGen shall notify Fiserv as soon as AltiGen becomes aware of such inability and Fiserv and Altigen will negotiate in good faith to agree to extend the shipping timeline.  Fiserv will not be responsible for payment on any filing error that was filed incorrectly by AltiGen.

6.5                    Delivery. AltiGen will ship Products F.O.B. destination.  Fiserv may change the designated locations by providing AltiGen with written notice of such change, and the notice is received by AltiGen at least three (3) days prior to the estimated shipment dates.

6.6                    Security Interest.  In the event that AltiGen extends credit to Fiserv for Product purchases, Fiserv grants AltiGen, as security for Fiserv’s obligations hereunder, a purchase money security interest in (i) the Products to be acquired from AltiGen under the Agreement or any extension of the Agreement and (ii) the proceeds of such Products.  Upon AltiGen’s request, Fiserv agrees to execute and cause to be filed all instruments or documents (including without limitation financing statements) necessary to perfect any such security interest.

7.                                      [INTENTIONALLY OMITTED.]

8.                                      FISERV OBLIGATIONS

8.1                    Point of Sale Reports.  During the term of this Agreement, Fiserv shall provide to AltiGen one monthly report for Fiserv and all Affiliates in Electronic format (email) containing the following information for the previous month:  (i) the destination company’s (End User’s) name, (ii) the “ship to” address,  zip code and area code and (iii) the part number of the Products shipped.  Such report, with respect to a calendar month, shall be delivered to AltiGen no later than the tenth (10th) day of the following calendar month.

8.2                    Spares Inventory. Fiserv and/or Business Partner shall maintain at all times an adequate supply of spare parts and Product in the event of any End User repair or warranty claims. AltiGen will provide a recommended list as appropriate.  AltiGen will provide the spare inventory at the price set forth on the Price List to Fiserv and/or the Business Partner.

8.3                    Tax resale certificate. Fiserv shall provide a tax resale certificate for each state that product will be shipped to by AltiGen, prior to the acceptance or processing on any Fiserv orders.

8.4                    Fiserv agrees to enter into an agreement with each End User that licenses or receives access to the Products, which agreement will contain terms that are at least as protective of AltiGen’s rights and interests as those terms set forth in this Agreement and shall include terms that do not materially differ from those set forth on Exhibit D.  Fiserv shall be solely responsible for any limitation of liability, disclaimer, and/or warranty provisions provided in its End User Agreements (and consequences thereof) that materially differ from AltiGen’s standard end user license agreement, a copy of which the parties acknowledge has been provided to Fiserv.  Upon the prior written request of AltiGen, no more than 3 times per year, Fiserv agrees to provide AltiGen with a copy of the relevant portion of Fiserv’s then current model End User Agreement applicable to the license and/or distribution of the Products to End Users.

9.                                      ALTIGEN OBLIGATIONS

9.1                    AltiGen shall provide, at Fiserv’s option and with the sole cost to Fiserv being the reimbursement by Fiserv of AltiGen’s reasonable travel related expenses, two training sessions per year relating to AltiGen Products for up to 15 employees of Fiserv at a mutually agreed time and an agreed upon location.  If requested by Fiserv, AltiGen may provide additional training at AltiGen’s standard charges.  All travel related expenses shall be in accordance with Fiserv’s then current expense reimbursement policies, a current copy of which has been provided to AltiGen, provided that Fiserv may update such policy from time to time by providing a revised copy to AltiGen.

9.2                    AltiGen shall have appropriate qualified personnel knowledgeable about new developments relating to AltiGen Products trained to provide support and maintenance relating to AltiGen Products.

9.3                    AltiGen shall promptly notify Fiserv of any material problems relating to AltiGen Products of which AltiGen is advised or aware.

9.4              AltiGen shall provide a Web link to the Fiserv designated website from the business partner page or some other appropriate page of AltiGen’s website.

9.5              AltiGen shall provide Fiserv with all reasonably necessary access to the Products (solely as provided herein), at no charge, to enable Fiserv to market and demonstrate the Products.

9.6              AltiGen shall provide Fiserv with all reasonably necessary assistance needed by Fiserv to integrate the Products into the Bundled Products at no charge to Fiserv.  In addition, AltiGen shall provide Fiserv with all reasonably necessary assistance needed by Fiserv to convert End Users to the Products or Bundled Products, as applicable, provided that each party shall bear its own costs in connection with such conversion and such conversion shall be performed in accordance with a project plan mutually agreeable to the parties.

9.7              AltiGen agrees for a period of one year after installation to promptly repair or replace at no cost to Fiserv or any End User any portion of the Products that include Equipment supplied by third parties that do not operate in accordance with the user manual or any materials provided with the Products.

9.8              With respect to a particular Product for an End User, AltiGen agrees to begin providing services described in the Software Assurance Program and to start billing for such services on the earlier of (i) 90 days after the applicable Product is registered with AltiGen, and (ii) notice (which may be via email or telephone) that the Product is being used by the End User in live production.

9.9              In the event Fiserv requests commercially reasonable updates or other developments to the Products, AltiGen will perform such development within a reasonable period of time and in any event within a time period required to comply with any applicable legal, regulatory or other requirement, guideline, or recommendation, at reasonable, mutually agreed upon fees, provided that the agreement of AltiGen will not be unreasonably withheld or unduly delayed.

9.10        AltiGen agrees to within 2 years of the Effective Date provide for periodic independent audits of its operations, which shall include an annual SAS-70 Type II.   Notwithstanding the foregoing, AltiGen agrees to take all actions needed in preparation of the SAS-70 Type II audit as promptly as possible following the Effective Date.  Fiserv agrees to pay AltiGen [*****] on the day the first SAS 70 Type II engagement begins provided that AltiGen provides Fiserv with reasonable proof of such engagement.  AltiGen shall pay for all successive audits.  AltiGen shall provide Fiserv with a copy of such independent audit report of the AltiGen service center providing Services within a reasonable time after its completion.  If material deficiencies affecting the Products or related services are noted in such audit report, AltiGen will develop and implement an action plan to address and resolve any such deficiencies within a commercially reasonable time at AltiGen’s expense.  Fiserv agrees to pay AltiGen [*****] after any material deficiencies in the first SAS 70 Type II audit are remedied to the auditor’s satisfaction.

9.11        AltiGen agrees to as promptly as possible take all actions needed to create contingency plans, recovery plans, and property risk controls (“Contingency Plans”) and to have such Contingency Plans implemented no later than 1 year from the Effective Date.  AltiGen will, throughout the term of this Agreement, maintain its current Contingency Plans to help ensure AltiGen’s continued and uninterrupted performance of the obligations of this Agreement.  Beginning on the 1 year anniversary of the Effective Date, the Contingency Plans must be delivered to Fiserv within 30 days of request from Fiserv.  In the event Fiserv objects to any Contingency Plan or any portion thereof in writing, AltiGen shall respond in writing within 30 days of Fiserv’s objection, and the parties will work together in good faith to address any such objection.  AltiGen will work with Fiserv in good faith to further develop such Contingency Plans and adapt them as necessary to meet Fiserv’s requirements at the expense of AltiGen.

9.12        During the term of this Agreement and for long as AltiGen is performing its obligations hereunder, AltiGen shall secure and maintain at its own expense insurance of the following types and amounts:

(a)                                              Commercial General Liability (“CGL”) Insurance in an amount of $1,000,000 per occurrence, subject to a $2,000,000 general aggregate covering, without limitation, bodily injury (including death), personal injury, defamation, property damage, contractual liability and products/completed operations coverage.

(b)                                             Workers Compensation — Coverage A - Statutory limits.

Employer’s Liability — Coverage B

Bodily Injury by Accident - $1,000,000 each accident

Bodily Injury by Disease - $1,000,000 policy limit

Bodily Injury by Disease - $1,000,000 each employee

(c)                                  Commercial Automobile Liability Insurance in an amount of $1,000,000 combined single limit covering bodily injury (including death) and property damage for all owned, hired, and non-owned vehicles used by AltiGen.

(d)                               Umbrella Liability Insurance with respect to the liability coverage required in subsections (a), (b), and (c) herein in an amount of $5,000,000 combined single limit per occurrence and in the aggregate.

(e)                                Commercial Crime Insurance, in an amount of $1,000,000 per claim

(f)                                  Claims Made Annual Aggregate Errors and Omissions including cyber liability coverage with per claim limits of $1,000,000.

Fiserv and its subsidiaries and their respective successors, and each of their respective directors, officers, employees, and agents shall be named as additional insured on the CGL policy.  All of the foregoing policies shall be issued by insurance companies having an “A-” rating or better by A.M. Best Company.  These insurance provisions set forth the minimum amounts and scopes of coverage to be maintained by AltiGen and are not to be construed in any way as a limitation on its liability under any services agreement.  Any and all deductibles specified in the above-referenced insurance policies shall be assumed by and are for the account of AltiGen.  All insurance coverage shall be primary and will not participate with nor will be excess over any valid and collectable insurance or program of self-insurance carried or maintained by Fiserv.  AltiGen shall furnish standard Accord Certificates of Insurance evidencing all of the foregoing insurance coverage prior to execution of this Agreement.  Each certificate must specify that at least 30 days’ prior written notice shall be given to Fiserv in the event of any material change or cancellation of coverage for any reason.  All of the above-described policies shall provide that no less than thirty (30) days prior written notice of cancellation, material modification, reduction in coverage, or non-renewal shall be given to Fiserv.

9.13              Notice.  AltiGen agrees to provide Fiserv with prompt written notice upon AltiGen, or any of its officers, directors, employees, or shareholders, individually or as a group, owning more than 49% of the outstanding voting securities of AltiGen becoming aware of any fact, circumstance, offer or event that could reasonably be expected to lead to or result in a change of control of AltiGen or the business of AltiGen that is the subject matter of this Agreement (e.g., a sale of assets), including, without limitation, by way of merger, sale of stock or sale of assets of AltiGen.  Relevant information, including a detailed description of the fact, circumstance, offer or event (to the extent that such information is provided to AltiGen prior to the execution of any non-disclosure agreement or after execution of any non-disclosure agreement that allows such disclosure), shall be provided within the notice to Fiserv; provided that AltiGen shall only be relieved of providing such description if such information is provided after execution of any non-disclosure agreement if such agreement prohibits such disclosure despite AltiGen’s commercially reasonable efforts to allow such disclosure.

10.                               TRADEMARKS AND CONFIDENTIAL INFORMATION

10.1              Trademarks.  AltiGen shall have and retain sole ownership of AltiGen’s logo, trade names and trademarks (“Trademarks”), including the goodwill pertaining thereto.  AltiGen hereby grants to Fiserv the limited right to use and display the Trademarks solely in connection with and solely to the extent reasonably necessary for the marketing, distribution, and support of the Products within the Territory in accordance with the terms and conditions of this Agreement, and subject to any quality controls of AltiGen provided to Fiserv in writing. Subject to such terms and conditions, Fiserv may market, distribute, and support the Products under the Trademarks or on a private label basis as described herein, provided that any AltiGen copyright or proprietary notices necessary to preserve AltiGen’s rights and interests in the Products are not altered or removed.  With the exception of the Bundled Product, Fiserv may not affix any of the Trademarks to any non-AltiGen products without AltiGen’s prior written consent.  Prior to the first use, Fiserv shall provide to AltiGen a copy of any promotional advertising and other materials using or displaying the Trademarks or referring to Fiserv as an authorized AltiGen reseller, which shall be subject to AltiGen’s prior written approval, which approval will not be unreasonably withheld or unduly delayed.

10.2              Confidential Information.  During the term of this Agreement, each party (“Recipient”) will maintain in confidence any confidential or proprietary information of the other party (“Discloser”) disclosed to it including, without limitation, the Product and any information regarding scientific, engineering, manufacturing, marketing, business plans, financial or personnel matters relating to Discloser or its end user customers, whether in oral, written, graphic or electronic form (“Confidential Information”).  Recipient agrees to hold as confidential all Confidential Information it receives from the Discloser.  All Confidential Information shall remain the property of Discloser or its suppliers and licensors.  Recipient will use the same care and discretion to avoid disclosure of Confidential Information as it uses with its own similar information that it does not wish disclosed, but in no event less than a reasonable standard of care.  Recipient may only use Confidential Information in accordance with the purpose of this Agreement.  AltiGen specifically agrees that it will not use or disclose any non-public personal information about End Users in any manner prohibited by Title V of the Gramm-Leach-Bliley Act or the regulations issued thereunder.  Recipient may disclose Confidential Information to: (i) its and its affiliates’ employees, attorneys and accountants who have a need to know; (ii) any Business Partner as needed for such Business Partner to market and distribute the Product or otherwise provide services to any End User and any other purpose for which such Business Partner may have a need to know; and (iii) any other party with Discloser’s prior written consent.  Before disclosure to any of the above parties, Recipient will have a written agreement with or other obligation of confidentiality from such party sufficient to require that party to treat Confidential Information in accordance with this Agreement.  Recipient may disclose Confidential Information to the extent required by law.  However, Recipient agrees to give Discloser prompt notice, if legally permissible, so that Discloser may seek a protective order.  At Recipient’s option, Confidential Information will be returned to Discloser or destroyed (except as may be contained in back-up files created in the ordinary course of business that are recycled in the ordinary course of business over a 30- to 90-day period) at the termination or expiration of this Agreement and, upon Discloser’s request, Recipient will certify to Discloser in writing that it has complied with the requirements of this sentence.  The provisions of this sub-section survive any termination or expiration of this Agreement.

10.3              AltiGen and Fiserv agree to keep the terms and conditions of this Agreement confidential.

10.4              Exceptions.  The obligations of confidentiality contained in Section 10.2 will not apply to the extent that it can be established that such Confidential Information:

(a)          was already known to Recipient, other than under an obligation of confidentiality, at the time of disclosure by Discloser;

(b)         was generally available to the public or otherwise part of the public domain at the time of its disclosure to Recipient without breach of this Agreement;

(c)          became generally available to the public or otherwise part of the public domain after its disclosure and other than through any breach of this Agreement;

(d)         was disclosed to Recipient, other than under an obligation of confidentiality, by a third party; or

(e)          was or is independently developed by Recipient without use of or reference to Confidential Information.

10.5              AltiGen has implemented and shall maintain an information security program that is designed to meet the following objectives:  (i) protect the security and confidentiality of customer information (as defined in GLB); (ii) protect against any anticipated threats or hazards to the security or integrity of such information; (iii) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any customer; and (iv) ensure the proper disposal of “consumer information” (information obtained from “consumer reports” as defined in the Fair Credit Reporting Act).  Upon Fiserv’s written request, AltiGen shall allow Fiserv to review any associated audit reports, summaries of test results or equivalent measures taken by AltiGen to assess whether its information security program meets the foregoing objectives.  AltiGen shall also take appropriate actions to address incidents of unauthorized access to Fiserv’s and its End User’s “sensitive customer information” (as defined in GLB), including notification to Fiserv as soon as possible of any such incident.  Within 30 days of Fiserv’s written request, AltiGen shall provide to Fiserv a summary of AltiGen’s written information security plan for the applicable Products received by Fiserv and its End Users, and thereafter upon Fiserv’s request will provide updates on the status of such information security plan.

11.                               INDEMNIFICATION

11.1              AltiGen Indemnity.  Subject to the limitations set forth herein below, AltiGen shall defend, indemnify and hold harmless Fiserv, its Affiliates, Business Partners, and End Users with respect to any damages, costs, expenses (including reasonable attorneys’ fees), claims, suits or proceedings brought against Fiserv, or any Affiliate, Business Partner or End User to the extent it is based upon a claim that any Product (whether in object or source code) used, licensed, or resold pursuant to this Agreement infringes upon any U.S. or Canadian patent, trademark, copyright, trade secret or other intellectual property right of any third party. Fiserv shall (i) promptly notify AltiGen in writing of such claim, suit or proceeding; (ii) give AltiGen the right to control and direct investigation, preparation, defense and settlement of any claim, suit or proceeding; and (iii) give reasonable assistance and reasonable cooperation for the defense of same at AltiGen’s expense.  AltiGen shall not be liable for settlements incurred by Fiserv without AltiGen’s prior written authorization.  If a Product is, or in AltiGen’s opinion might be, held to infringe as set forth above, AltiGen shall, at its option, replace or modify such Product so as to avoid infringement, or procure the right for Fiserv, Business Partners, and End Users to continue the use, license and resell such Product.  If neither of such alternatives is, in AltiGen’s opinion, reasonably possible, the infringing Product shall be returned to AltiGen, and AltiGen’s sole liability, in addition to its obligation set forth above, shall be to refund the purchase price and any recurring fees paid for such Products by Fiserv and End User.

11.2              Exclusions.  AltiGen is not liable under Section 11.1 for alleged infringements based upon or attributable to: (i) Fiserv specifications or designs for which AltiGen has given Fiserv notice of Intellectual Property issues or concerns; (ii) services, upgrades, changes or modifications to the Products by Fiserv or any third party; (iii) use of the Products in combination with products or services not furnished by AltiGen where such infringement results from such combination, including without limitation with respect to Bundled Products; or (iv) use of Products in a manner not authorized by AltiGen hereunder.

11.3             Entire Liability and Limitation.  THE FOREGOING SECTIONS 11.1 AND 11.2 STATE THE SOLE AND EXCLUSIVE REMEDY OF FISERV AND THE ENTIRE LIABILITY AND OBLIGATION OF ALTIGEN WITH RESPECT TO INFRINGEMENT OR CLAIMS OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHT BY THE PRODUCTS OR ANY PART THEREOF.

11.4             Fiserv shall indemnify and hold harmless AltiGen against any and all claims by End Users arising out of the performance and non-performance of the Product provided by AltiGen, provided that the indemnity listed herein shall not preclude Fiserv’s recovery of damages from AltiGen pursuant to the terms and conditions of this Agreement.

12.                               WARRANTY

12.1              Except as set forth in Section 9.7, AltiGen represents and warrants to Fiserv that the Products will perform in accordance with its functional specifications, Documentation, sales literature, and the exhibits to this Agreement, and according to the terms and conditions specified therein.  AltiGen agrees to promptly correct any material defects or malfunctions with the Product in accordance to the functional specifications without charge to Fiserv or End Users.

12.2              AltiGen represents and warrants to Fiserv that it has the right to license and provide use of the Products and the other rights granted hereunder.

12.3              AltiGen represents and warrants to Fiserv that the Products, at the time of shipment to Fiserv or when downloaded from the AltiGen website, do not contain any pre-programmed devices that have the purpose of causing the products to be erased, become inoperable, or incapable of processing, and the Products do not include viruses that can be detected by commercially reasonable and industry standard anti-virus software.

12.4              Each Party represents and warrants to the other Party that services rendered under this Agreement shall be performed in a workmanlike and professional manner in accordance with industry standards.

12.5              Each Party represents and warrants to the other Party that it will perform the obligations of this Agreement in compliance with all U.S. federal laws, rules, and regulations applicable to the performance of those obligations.

12.6              AltiGen represents and warrants to Fiserv that:  the Products will comply in all material respects with laws, rules, and regulations generally applicable to End Users clients in the industry in which the functionality is intended to be used.

12.7              AltiGen and Fiserv each represent and warrant that (a) no contractual obligations exist that would prevent it from entering into this Agreement; and (b) it has the requisite authority to execute, deliver, and perform its obligations under this Agreement.

12.8              Limitations and Disclaimer.  EXCEPT FOR THE WARRANTIES SET FORTH IN THIS AGREEMENT, TO THE GREATEST EXTENT POSSIBLE UNDER APPLICABLE LAW, ALTIGEN EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESSED OR IMPLIED, ORAL OR WRITTEN, OR ARISING BY CUSTOM, STATUTE, OR OTHERWISE RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND FURTHER EXPRESSLY EXCLUDES ANY WARRANTY OF NON-INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE, TITLE, OR MERCHANTABILITY.

13.                               LIMITATION ON LIABILITY

13.1              Waiver of Consequential Damages.  WITH THE EXCEPTION OF EITHER PARTY’S OBLIGATIONS PURSUANT TO SECTION 11, OR CLAIMS BY EITHER PARTY PURSUANT TO SECTION 10, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION ANY LOSS OF INCOME, LOSS OF PROFITS OR LOSS OF DATA, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

13.2              Limitation of Liability.  WITH THE EXCEPTION OF EITHER PARTY’S OBLIGATIONS PURSUANT TO SECTION 11, OR CLAIMS BY EITHER PARTY PURSUANT TO SECTION 10, EACH PARTY’S TOTAL LIABILITY TO THE OTHER PARTY OR ANY THIRD PARTY HEREUNDER SHALL NOT EXCEED THE (A) WITH RESPECT TO THE PROGRAM, [*****************************************], (B) WITH RESPECT TO EQUIPMENT, [*****************************************], AND (C) WITH RESPECT TO ALL OTHER CLAIMS OR OBLIGATIONS, [***********************************************].

14.                               TERM AND TERMINATION

14.1              Term.  Subject to the provisions of Sections 14.2 and 14.3 below, this Agreement is valid for a term of 10 years from the Effective Date and shall be renewed automatically for additional 5 year terms unless either party provides the other party with 90 days written notice prior to the end of the initial term or any subsequent term of the Agreement.

14.2              Termination for Cause.

(a)  AltiGen may terminate the Agreement for cause if Fiserv fails to meet its payment obligations for undisputed invoices under the Agreement and such failure continues for thirty (30) days following receipt of written notice from AltiGen.

(b)  Either party may terminate this Agreement for cause upon sixty (60) days written notice to the other party if such other party materially breaches this Agreement and such material breach is not cured within the sixty (60) day period following delivery of notice.

(c)  Either party shall have the right to terminate this Agreement immediately upon written notice in the event the other party becomes subject to any bankruptcy or insolvency proceeding under Federal or State statute, and such petition is not dismissed within sixty (60) days.

(d)  Fiserv may terminate the Agreement in accordance with Section 15.9.

14.3              Effect of Termination.  For a period of sixty (60) days following termination of this Agreement, Fiserv and/or its Business Partners may distribute any Products in their possession at the time of termination.  In addition, Fiserv shall be entitled to retain existing copies of the Product to provide services to End Users until expiration of Fiserv’s agreement with such End User.  AltiGen shall apply the value of any returned Products to any outstanding credit balance in Fiserv’s account, and shall refund Fiserv for the value of the returned Products.  The termination of this Agreement shall not act to terminate the licenses granted to End Users pursuant to this Agreement or the End User Agreement.  Upon termination or expiration of this Agreement, AltiGen agrees to provide maintenance services and support to Fiserv with respect to Products, so long as AltiGen provides such maintenance services generally to its End-Users for Products, and provided that Fiserv remains current in the payment of all applicable maintenance fees charged by AltiGen in accordance with the applicable Software Assurance Program and this Agreement.

14.4              AltiGen will (i) subject to Fiserv paying all undisputed amounts for the services described in the Software Assurance Program in accordance with the terms of this Agreement, continue to provide the technical support described in Exhibit B hereto and Updates to Fiserv, and (ii) continue to allow Fiserv and its End Users to use the Products, in each case until the earlier to occur of (x) with respect to an individual End User, termination or expiration of an applicable agreement between Fiserv and the End User,  or (y) 5 years from the effective date of termination, to enable Fiserv to satisfy its obligations under its agreements with End Users and to transition to a third party.  Accordingly, Fiserv will continue to make payments as provided herein during any such allowed period.

14.5              AltiGen agrees to at Fiserv’s expense have escrowed the source code and all available relevant explanations and Documentation for the source code for the Product, along with future enhancement to Product functionality and all Documentation necessary to enable and run the Product (collectively, the “Source Code”) so that the Source Code for the Product functionality will be released for Fiserv’s benefit upon those events and pursuant to those terms and conditions set forth in the escrow agreement entered into by each of AltiGen, Fiserv and the escrow agent.

15.                               MISCELLANEOUS

15.1              Non-exclusivity.  AltiGen retains the right to market, distribute, and support the Products in the Territory directly to or through any person or entity on any terms deemed desirable by AltiGen in its sole discretion.  Fiserv retains the right to market, distribute and support any products or services that compete with the Products in the Territory.

15.2              Modification and Amendment.  Except with respect to Exhibit A hereof, this Agreement may be modified or amended only in writing by the consent of both parties.

15.3              Survival.  All rights and obligations of the parties under this Agreement that, by their nature, do not terminate with the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

15.4              Governing Law.  This Agreement is made in accordance with and shall be governed and construed under the laws of the State of New York, without reference to principles related to conflict of laws.

15.5              Toll Fraud. Fiserv is forbidden from stating or implying that AltiGen Products provide immunity from fraudulent intrusion (Toll Fraud). Fiserv must use this language on all sales materials and contracts involving AltiGen Products. AltiGen will not accept liability for any damages, including long distance charges, which result from unauthorized and/or unlawful use.

15.6              Notices.  All notices, demands, or consents required or permitted under this Agreement shall be in writing and shall be delivered personally or sent by a national overnight courier service or by registered or certified, return receipt requested mail to the other party at the addresses first set forth above.  All notices, demands, or consents shall be effective upon receipt.

15.7              No Partnership of Joint Venture.  No agency, employment, partnership, joint venture, or other joint relationship is created hereby, it being understood that Fiserv and AltiGen are independent contractors vis-à-vis one another and that neither has any authority to bind the other in any respect whatsoever.

15.8              Force Majeure.  Neither party shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance, or interruption of service resulting directly or indirectly from acts of God, acts of civil or military authority, civil disturbance, war, strikes or other labor disputes, fires, transportation contingencies, laws, regulations, acts or orders of any government agency or official thereof, other catastrophes or any other circumstances beyond the party’s reasonable control.

15.9              Assignment.

(a)  Fiserv may not assign this Agreement whether by operation of law or otherwise or any of its rights, duties or obligations under this Agreement to any third party without AltiGen’s prior written consent, which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, Fiserv may assign its rights and delegate its obligations under this Agreement upon at least ten (10) days’ prior written notice to AltiGen to a purchaser of all or substantially all of its voting stock or capital assets or to an entity with which such party merges or is consolidated, or to any Affiliate;

(b)  AltiGen may not sell, assign, transfer, pledge or otherwise dispose of this Agreement, whether pursuant to a change of control, by operation of law, or otherwise, without Fiserv’s prior written consent, which consent may be withheld in Fiserv’s sole discretion; provided, however, in the event of any assignment by AltiGen hereunder, Fiserv may terminate this Agreement upon ninety (90) days notice to AltiGen.

(c)  Any attempt to so assign in contravention of the Agreement shall be void.

15.10        Severability and Waiver.  In the event any provision of this Agreement is held to be invalid or unenforceable, the valid or enforceable portion thereof and the remaining provisions of this Agreement will remain in full force and effect.  Any waiver (express or implied) by any party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

15.11        Entire Agreement.  This Agreement and all Exhibits referred to herein embody the entire understanding of the parties with respect to the subject matter hereof and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

15.12       Headings.  The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any such section nor in any way affect this Agreement.

15.13       Prevailing Party.  The prevailing party in an action brought against the other to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive its reasonable costs and expenses of bringing such action including its reasonable attorney’s fees.

15.14       Non-Solicit.  Neither party shall, without the other party’s prior written consent, directly or indirectly, solicit for employment or hire any Restricted Employee (as defined herein) while such person is employed by the other party and for the 12-month period starting on the earlier of: (i) termination of such Restricted Employee’s employment with the non-hiring party, or (ii) termination or expiration of this Agreement.  The foregoing shall not apply to the hiring of Restricted Employees that respond to Internet or other advertisements of general circulation not specifically targeted at such employees, and with respect to Fiserv as the hiring party shall only apply to the Fiserv service centers participating in this Agreement. “Restricted Employee” means any former or current employee of a party or its affiliates that the non-hiring party became aware of or came into contact with during each party’s performance of its obligations under this Agreement.

15.15       Subcontracting.  AltiGen may not subcontract all or any portion of the performance of the services pursuant to the Agreement without the prior written consent of Fiserv.  Any subcontractors shall be required to comply with all applicable terms and conditions of this Agreement, and AltiGen shall remain primarily liable for the performance of any such subcontractors.

15.16       Publicity.  AltiGen shall not use Fiserv’s name, trademarks or service marks, or refer to Fiserv directly or indirectly in any media release, public announcement, or public disclosure relating to this Agreement, including in any promotional or marketing materials, customer lists, business presentations, or public or private web site display, without the prior written consent of Fiserv to each such use or release.

15.17       Independent Contractors.  AltiGen and Fiserv expressly agree they are acting as independent contractors and under no circumstances shall any of the employees of one party be deemed the employee of the other for any purpose.  This Agreement shall not be construed as authority of either party to act for the other party in any agency or other capacity, or to make commitments of any kind for the account of or on behalf of the other except as expressly authorized herein.

15.18       Advertising.  Neither Party shall use the other’s Parties name or the fact that they have entered into this Agreement, in any press releases, advertisement or announcement without the other Parties prior written consent.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, including the Exhibits hereto, and incorporated herein by reference, as of the date first written above.

ALTIGEN COMMUNICATIONS, INC.	FISERV SOLUTIONS, INC.

/s/ Jeremiah Fleming	/s/ Joe Antellocy
Signed	Signed

Jeremiah Fleming	Joe Antellocy
Print Name	Print Name

President & COO	Authorized Signatory
Title	Title

9-2-09	8-28-09
Date	Date

Exhibit A

ALTIGEN FISERV PRICE LIST

Payment from Fiserv to AltiGen will follow the terms described in Section 4 of this Agreement.  All AltiGen Product licenses are sold as concurrent licenses to all End Users.

Fee for Fiserv internal use of the Products	[**]for Product and Software Assurance Program

Fee for End Users	Set forth in Detail Components List

Detail Components List

Effective August 28, 2009 AltiGen Communications, Inc. FISERV Price Guide

Part 1 - Servers, Board, and Phones

Price
Part Number	Description		Product		SA
OFFICE Servers
ALTI-OFFICE2G-R1	8 PCI Slots IP-PBX with License Bundle (24ST/20AV/1AC)	Note: 1-2	[********	]	[********	]]
ALTI-OFFICE3G-R2	15 PCI Slots IP-PBX with License Bundle (24ST/20AV/1AC)	Note: 1-3	[********	]	[********	]

Telephony Boards for OFFICE Servers
ALTI-TTAS-12-B	Triton 12 port Analog Extension Board, Rev. B	Note: 1-5	[********	]	N/A
ALTI-TTRS-12	Triton 12 Session Resource Board	Note: 1-6	[********	]	N/A
ALTI-TTAT-8	Triton 8 port Analog Trunk Board – Loopstart Only	Note: 1-7	[********	]	N/A
ALTI-TTAT-12	Triton 12 port Analog Trunk Board – Loopstart Only	Note: 1-8	[********	]	N/A
ALTI-TTAT-12GS	Triton 12 port Analog Trunk Board – Loopstart / Groundstart	Note: 1-8	[********	]	N/A
ALTI-T1E1-1	Triton T1/E1/PRI Board	Note: 1-9	[********	]	N/A
ALTI-TTIP	Triton VoIP Board (12 G.723/729/711 or 30 G.711)	Note: 1-10	[********	]	N/A
ALTI-CONF-30	Triton 30 Party MeetMe Conference Board	Note: 1-11	[********	]	N/A

MAX1000 System and Access Boards
ALTI-MAX1000-A3	MAX1000 Server with License Bundle (8ST/8AV/1AC)		[********	]	[********	]
ALTI-MAX1000-R1	MAX1000R Server with RAID1 and License Bundle (8ST/8AV/1AC)		[********	]	[********	]
ALTI-M0404-T1E1	MAX Access Board 4 Analog Trunk / 4 Analog Ext. / 1T1E1 Port		[********	]	N/A
ALTI-M0804	MAX Access Board, 8 Analog Trunk / 4 Analog Ext. Port		[********	]	N/A
ALTI-M0408	MAX Access Board, 4 Analog Trunk / 8 Analog Ext. Port		[********	]	N/A
ALTI-M0012	MAX Access Board, 12 Analog Ext. Port		[********	]	N/A
ALTI-MAXWMB	MAX1000 Wall Mount Bracket		[********	]	N/A

Phones and Accessories
ALTI-IP710	IP710 IP Phone		[********	]	N/A
ALTI-IP705	IP705 IP Phone		[********	]	N/A
ALTI-AT510	AltiTouch 510 Analog Speaker phone with headset port		[********	]	NA
MSC-IP7XXPOE-CL2	PoE Module for IP7xx series IP Phone, Class-2		[********	]	N/A
MSC-IP710WMB-05	IP710 Wall Mount Bracket, 5 per pack		[********	]	N/A

Notes

1-2)	2x80GB SATA RAID1, 2x400W Hot Swap Redundant Power
1-3)	3x80GB SATA RAID1+Hot Spare, 2x460W Redundant Power
1-5)	ALTI-TTAS-12-B only supported in Release 5.0A UPDATE4 and above.
1-6)	A resource board is required for supervisor silent monitoring or barge-in agent conversation, or for extra conference bridges.
1-7)	ALTI-TTAT-8 is supported in Release 5.0A UPDATE2 and above.
1-8)	ALTI-TTAT-12 and ALTI-TTAT-12GS are supported in Release 4.0A and above.
1-9)	T1/PRI is supported in Release 4.0 or higher, E1/PRI is supported in Release 4.5 and higher
1-10)	In Release 5.0(A) and above, ALTI-TTIP can be configured as either 12 port G.723/G.279/G.711 or 30 port G.711.
1-11)	ALTI-CONF-30 is supported in Release 5.1 and above.

Part 2— Station and Workgroup Agent Licenses

Price
Part Number	Description	Product		SA
Station Licenses
ALTI-STATION-01	01 Station Licenses	[********	]	[********	]
ALTI-STATION-03	03 Station Licenses	[********	]	[********	]
ALTI-STATION-05	05 Station Licenses	[********	]	[********	]
ALTI-STATION-10	10 Station Licenses	[********	]	[********	]
ALTI-STATION-20	20 Station Licenses	[********	]	[********	]
ALTI-STATION-40	40 Station Licenses	[********	]	[********	]
ACC Seat Licenses (R5.0~6.0)
ACC-SEAT500-01	1 ACC 5.x Agent License	[********	]	[********	]
ACC-SEAT500-05	5 ACC 5.x Agent License	[********	]	[********	]
ACC-SEAT500-10	10 ACC 5.x Agent License	[********	]	[********	]
ACC-SEAT500-20	20 ACC 5.x Agent License	[********	]	[********	]
ACM Seat Licenses (R5.0~6.0)
ACM-SEAT500-01	1 ACM 5.x Agent License	[********	]	[********	]
ACM-SEAT500-05	5 ACM 5.x Agent License	[********	]	[********	]
ACM-SEAT500-10	10 ACM 5.x Agent License	[********	]	[********	]
ACM-SEAT500-20	20 ACM 5.x Agent License	[********	]	[********	]
ACC to ACM Agent Seat Migration Licenses (R5.0~6.0)
ACM-SEAT500-MIG-01	1 ACC Agent Migrate to ACM Agent License	[********	]	[********	]
ACM-SEAT500-MIG-05	5 ACC Agent Migrate to ACM Agent License	[********	]	[********	]
ACM-SEAT500-MIG-10	10 ACC Agent Migrate to ACM Agent License	[********	]	[********	]
ACM-SEAT500-MIG-20	20 ACC Agent Migrate to ACM Agent License	[********	]	[********	]

Part 3— Client Application Licenses

Price
Part Number	Description	Product		SA
AltiConsole Licenses
ALTI-CONSOLE-01	1 AltiConsole License	[********	]	[********	]
ALTI-CONSOLE-05	5 AltiConsole License	[********	]	[********	]
ALTI-CONSOLE-10	10 AltiConsole License	[********	]	[********	]
MaxCommunicator Licenses (R6.0 and above)
ALTI-MAXCOMM-01	1 MaxCommunicator License	[********	]	[********	]
ALTI-MAXCOMM-03	3 MaxCommunicator License	[********	]	[********	]
ALTI-MAXCOMM-05	5 MaxCommunicator License	[********	]	[********	]
ALTI-MAXCOMM-10	10 MaxCommunicator License	[********	]	[********	]
ALTI-MAXCOMM-20	20 MaxCommunicator License	[********	]	[********	]
ALTI-MAXCOMM-40	40 MaxCommunicator License	[********	]	[********	]
AltiView Licenses (R5.0~5.2 but not 6.0)
ALTI-VIEW-01	1 AltiView License	[********	]	[********	]
ALTI-VIEW-03	3 AltiView License	[********	]	[********	]
ALTI-VIEW-05	5 AltiView License	[********	]	[********	]
ALTI-VIEW-10	10 AltiView License	[********	]	[********	]
ALTI-VIEW-20	20 AltiView License	[********	]	[********	]
ALTI-VIEW-40	40 AltiView License	[********	]	[********	]
AltiAgent Licenses
ALTI-AGENT-01	1 AltiAgent License	[********	]	[********	]
ALTI-AGENT-05	5 AltiAgent License	[********	]	[********	]
ALTI-AGENT-10	10 AltiAgent License	[********	]	[********	]
ALTI-AGENT-20	20 AltiAgent License	[********	]	[********	]
IPTalk Softphone License
ALTI-IPTALK-01	1 IPTalk Softphone License	[********	]	[********	]
ALTI-IPTALK-03	3 IPTalk Softphone License	[********	]	[********	]
ALTI-IPTALK-05	5 IPTalk Softphone License	[********	]	[********	]
ALTI-IPTALK-10	10 IPTalk Softphone License	[********	]	[********	]
ALTI-IPTALK-20	20 IPTalk Softphone License	[********	]	[********	]

AltiSupervisor Licenses
ALTI-SUPERVISOR-01	1 AltiSupervisor License	[********	]	[********	]
ALTI-SUPERVISOR-05	5 AltiSupervisor License	[********	]	[********	]
TAPI Integration Seat License (6.0 or above)
ALTI-TAPI-01	1 TAPI Client Seat License	[********	]	[********	]
ALTI-TAPI-05	5 TAPI Client Seat License	[********	]	[********	]
ALTI-TAPI-10	10 TAPI Client Seat License	[********	]	[********	]
ALTI-TAPI-30	30 TAPI Client Seat License	[********	]	[********	]
Client CTI Integration Connector (6.0 or above)
ALTI-CONNECTOR-01	1 CTI Integration Connector License	[********	]	[********	]
ALTI-CONNECTOR-03	3 CTI Integration Connector License	[********	]	[********	]
ALTI-CONNECTOR-05	5 CTI Integration Connector License	[********	]	[********	]
ALTI-CONNECTOR-10	10 CTI Integration Connector License	[********	]	[********	]
ALTI-CONNECTOR-30	30 CTI Integration Connector License	[********	]	[********	]

Note: This license is required for ACTI, Goldmine, and other application integration except Outlook.

Part 4— Server Feature Licenses

Price
Part Number	Description		Product		SA
Multi-Site Alti-Enterprise License (R5.2/6.0)
ALTI-ENTERPRISE	Enterprise Manager Server License		[********	]	[********	]
Multi-Lingual Server License (R5.2/6.0)
ALTI-MLSERV	Multi-Lingual Server License		[********	]	[********	]
Centralized Recording Licenses - Concurrent
ALTI-RECSESSION-01	1 Concurrent Recording Session License	Note: 4-1	[********	]	[********	]
ALTI-RECSESSION-05	5 Concurrent Recording Session License	Note: 4-1	[********	]	[********	]
ALTI-RECSESSION-10	10 Concurrent Recording Session License	Note: 4-1	[********	]	[********	]
ALTI-RECSESSION-20	20 Concurrent Recording Session License	Note: 4-1	[********	]	[********	]
Centralized Recording Licenses — Dedicated Seat (R5.2/6.0)
ALTI-RECSEAT-01	1 Dedicated Recording Seat License	Note: 4-2	[********	]	[********	]
ALTI-RECSEAT-05	5 Dedicated Recording Seat License	Note: 4-2	[********	]	[********	]
ALTI-RECSEAT-10	10 Dedicated Recording Seat License	Note: 4-2	[********	]	[********	]
ALTI-RECSEAT-20	20 Dedicated Recording Seat License	Note: 4-2	[********	]	[********	]
SIP Trunking Licenses (R5.1~ 6.0)
ALTI-SIPTRUNK-01	1 SIP Trunking Session License		[********	]	[********	]
ALTI-SIPTRUNK-05	5 SIP Trunking Session License		[********	]	[********	]
ALTI-SIPTRUNK-10	10 SIP Trunking Session License		[********	]	[********	]
3rd Party SIP Device License (R5.2/6.0)
ALTI-SIPDEV-01	1 Third Party SIP Device Seat License		[********	]	[********	]
ALTI-SIPDEV-05	5 Third Party SIP Device Seat License		[********	]	[********	]
ALTI-SIPDEV-10	10 Third Party SIP Device Seat License		[********	]	[********	]
Exchange Integration Server License (6.0 or above)
ALTI-EXCHANGE-01	1 Exchange Integration Seat License		[********	]	[********	]
ALTI-EXCHANGE-05	5 Exchange Integration Seat License		[********	]	[********	]
ALTI-EXCHANGE-10	10 Exchange Integration Seat License		[********	]	[********	]
ALTI-EXCHANGE-30	30 Exchange Integration Seat License		[********	]	[********	]
ALTI-EXCHANGE-50	50 Exchange Integration Seat License		[********	]	[********	]

Note:

4-1) This license is the same as ACM-RECLIC-xx.  It is recognized by ACM 5.0A/5.1 and ACC/ACM 5.2/6.0 systems.

4-2) Only supported in AltiWare ACC/ACM 5.2 or above

Part 5— Upgrade, Migration, and Add-on Packages

Price
Part Number	Description		Product		SA
For Release 6.0
ALTI-ACM600-MIG	MAXCS ACC 6.0 to ACM 6.0 Server Base Migration Package	Note: 5-1	[********	]	N/A
ALTI-600UP-CD	MAXCS ACC/ACM 6.0 Upgrade Media Pack	Note: 5-2	[********	]	N/A
ALTI-CRA600	Call Router Advanced 6.0 Software with License		[********	]	[********	]
ALTI-RPT600	AltiReport 6.0 Software with License		[********	]	[********	]
ALTI-VRM600	VRManager 6.0 Software with License		[********	]	[********	]

For Release 5.2
ALTI-ACM520-MIG	ACC 5.2 to ACM 5.2 Server Base Migration Package	Note: 5-1	[********	]	N/A
ALTI-520UP-CD	ACC/ACM 5.1 to 5.2 Upgrade Media Pack	Note: 5-2	[********	]	N/A
ALTI-CRA520	Call Router Advanced 5.2 Software with License		[********	]	[********	]
ALTI-RPT520	AltiReport 5.2 Software with License		[********	]	[********	]
ALTI-VRM520	VRManager 5.2 Software with License		[********	]	[********	]

Note:

5-1) Migration package includes software media, manual, and base license only.

Each ACC agent seat needs to have an ACM migration seat license.

5-2) Include CD media only.

Part 6— Peripherals and Documentation

Price
Part Number	Description		Product		SA
ALTI-PIF4	4 port Power Influence Filter		[********	]	N/A
ALTI-RF0012	RF Filter 12 ports		[********	]	N/A
ALTI-EI-BALUN	EI 7 Ohm DIN 1.6/5.6 coax to 120 twisted pair BALUN	Note: 6-1	[********	]	N/A
CBL-25M50-01	DB25 to 50-pin Telco cable, Male to Male (For Triton Boards)		[********	]	N/A
CBL -MVIP22-01	MVIP cable with 22 connectors		[********	]	N/A
CBL -P12DC-06	6 connector, PC to 12Vdc power supply cable for ALTI-TTAS-12-B		[********	]	N/A
MSC-PANEL-02	12 Port Connection Panel with 50-pin F Telco connector		[********	]	N/A

Notes

6-1) Used with EI interface only.

Part 7— SDK Licenses

Price
SDK Licenses (Not available through Distribution)			Product		SA
ALTI-CLTSDK-01	1 Client Application SDK Session License	Note: 7-1	[********	]	[********	]
ALTI- CLTSDK-05	5 Client Application SDK Session License	Note: 7-1	[********	]	[********	]
ALTI- CLTSDK-10	10 Client Application SDK Session License	Note: 7-1	[********	]	[********	]
ALTI- APCSDK-01	1 Trunk Control APC SDK Session License	Note: 7-1	[********	]	[********	]
ALTI- APCSDK-05	5 Trunk Control APC SDK Session License	Note: 7-1	[********	]	[********	]
ALTI- APCSDK-10	10 Trunk Control APC SDK Session License	Note: 7-1	[********	]	[********	]

Note:

7-1) Please contact AltiGen to order SDK licenses.  This part number is for Release 5.0 and above..

EXHIBIT B

SUPPORT AND MAINTENANCE

Subject to Fiserv paying all undisputed amounts for the services described in the Software Assurance Program in accordance with the terms of this Agreement, AltiGen will provide the following maintenance services to Fiserv and its Business Partners.  AltiGen at its sole discretion may at some point offer technical support directly to End Users on a fee basis agreed to by Fiserv and AltiGen in writing.

Software Assurance Program.  Subject to the above payment requirements, AltiGen shall provide all services described in the Software Assurance Program to Fiserv and its Business Partners.

Telephone Support.  Telephone support from 5:00 a.m. through 5:00 p.m. Pacific time, Monday through Friday, excluding the holidays set forth on a list provided by AltiGen in writing no less than 90 days prior to the end of each calendar year (“Holidays”).  After hours support provided at a mutually agreeable time and material rate.

Response Times.  AltiGen shall respond to requests for support in accordance with the following schedule based on the severity level set forth below.

Severity Level	Classification	Description	REQUIRED RESPONSE TIME

1	Critical Or Major

A widespread disruption in use of Product affecting Fiserv, multiple End Users and/or locations with significant impact upon operations. A temporary work-around solution does not exist or is not feasible. Each such case must be reported to AltiGen at a minimum via telephone

1 HOUR

2	Moderate

A limited disruption in use of Product affecting Fiserv, a single End User or small group of End Users with minor impact upon operations. A temporary work-around solution does not exist or is not feasible.

12 HOURS IF THE CALL IS RECEIVED FROM SUNDAY AT 8 PM TO THURSDAY AT 5 PM, PACIFIC TIME, AND ON THE NEXT BUSINESS DAY FOR ALL CALLS RECEIVED OUTSIDE OF THOSE HOURS

3	Minor	A disruption in use of Product with no appreciable impact on operations.	2 BUSINESS DAYS

Service Level Communication Protocols

Whenever a service level event occurs, Fiserv or its Business Partner will initiate communications with AltiGen according to the severity level protocols set forth below. The Fiserv or Business Partner representative will state his or her name, contact number, type of service level event, event description, when the event started, all who are affected, and an estimate of the time required to restore service.

The following severity level notification protocols establishes the communications to be observed for all service level events.

Severity Level 1 Protocol

When	To	How	What

1 hour from event occurrence	Initial escalation to AltiGen contact Call is to be made to the AltiGen Technical Support queue. If no answer, voice message with call back number will be left.	Phone	Description of problem, End Users affected by problem, Current version, Status

On the hour, every hour until use of Product restoration	Initial escalation to AltiGen contact	Phone or Email	Description of problem, Status, etc

Root cause analysis begins upon issue resolution; use commercially reasonable efforts to complete within 3 business days	Initial escalation to AltiGen contact	Email	Chronology of events, Root cause, Preventive steps

Severity Level 2 Protocol

When	To	How	What

12 HOURS if the call is received from Sunday at 8 pm to Thursday at 5 pm, pacific time, and on the next business day for all calls received outside of those hours	Initial escalation to AltiGen contact Call is to be made to the AltiGen Technical Support queue. If no answer, voice message with call back number will be left.	Phone & Online	Description of problem, End Users affected by problem, Current version, Status

Root cause analysis begins upon issue resolution; use commercially reasonable efforts to complete within 5 business days	Initial escalation to AltiGen contact	Email	Chronology of events, Root cause, Preventive steps

Severity Level 3 Protocol

When	To	How	What

2 business days from event occurrence	Initial escalation to AltiGen contact Call is to be made to the AltiGen Technical Support queue. If no answer, voice message with call back number will be left.	Phone & Online	Description of problem, Department(s) affected by problem, Current version, Status

When use of Product restoration is complete	Initial escalation to AltiGen contact	Phone or Email	Description of problem, Status, etc

Root cause analysis begins upon issue resolution; use commercially reasonable efforts to complete within 5 business days	Initial escalation to AltiGen contact	Email	Chronology of events, Root cause, Preventive steps

Online support.  Cases can be opened on line through AltiGen’s partner portal located at https://dealer.altigen.com. AltiGen will respond to and address on line cases within the response times indicated above, on a best efforts basis, excluding weekends and holidays.

Training.  In its sole discretion and for a mutually agreed to fee, AltiGen may provide in-depth Product training to certain Fiserv and/or its Business Partner’s employees from time-to-time and Fiserv will use its commercially reasonable efforts to have appropriate support personnel attend such training sessions to the extent such training will assist Fiserv and/or its Business Partners in better supporting the End User.

Website.  AltiGen will provide product information and technical tips at https://dealer.altigen.com.  During the term of the Agreement AltiGen agrees to provide no less than 2 full-time sales people/resources, to assist Fiserv and/or its Business Partners with sales calls, demonstrations and marketing to End Users.

Penalty.  In the event Fiserv determines (in its reasonable discretion) that AltiGen has failed to meet (i) any of the response times twice within a thirty (30) day period and (ii) other performance standards described in this Exhibit and the Software Assurance Program (“Performance Standards”), Fiserv shall notify AltiGen of such failure.  If AltiGen agrees with Fiserv, which agreement shall not be unreasonably withheld or unduly delayed, AltiGen shall reduce its invoice to Fiserv in the month immediately following the month in which such failure occurred.  Such reduction shall equal [*****************].

EXHIBIT C

SOFTWARE ASSURANCE PROGRAM

AltiGen Communications Software Assurance Plan

Software Assurance Plan

AltiGen offers an annual Software Assurance Plan for all Releases 5.1/5.2 and later systems. Registered Software Assurance Plan customers are entitled to receive all software patches, updates, and new releases for the applications they are licensed and registered to use.

Software Assurance Plan Coverage and Term

The software assurance plan covers:

•                  One year increments.

•                  The plans are purchased as part of product registration in the dealer website, payment terms are used for purchases.

•                  The plan can be purchased at initial installation or on an upgrade to a higher software release version, if not already covered by software assurance.

•                  Plans are automatically renewed to prevent coverage from expiring.

•                  Software assurance pricing is set out on the published price list.

Note: Service Plan coverage is not available for 5.0a and earlier versions.

EXHIBIT D

TOLL FRAUD DISCLAIMER.  ALTHOUGH THE SOFTWARE MAY PROVIDE PASSWORDS AND BLOCKING OPTIONS FOR CONTROLLING TELEPHONE USE, SUCH SOFTWARE DOES NOT PROVIDE A SECURITY SYSTEM THAT WOULD PREVENT UNAUTHORIZED USE, AND ALTIGEN AND ITS LICENSORS EXPRESSLY DISCLAIM ANY WARRANTY THAT SUCH SOFTWARE WILL PREVENT, OR CAN PREVENT, UNAUTHORIZED AND/OR UNLAWFUL USE.  ALTIGEN AND ITS LICENSORS WILL HAVE NO RESPONSIBILITY AND WILL NOT BE LIABLE FOR ANY UNAUTHORIZED OR UNLAWFUL USE, INCLUDING WITHOUT LIMITATION LONG DISTANCE CHARGES, CRIMINAL OR CIVIL LIABILITIES, OR DAMAGES.

U.S. Government End Users.  Use, reproduction, release, modification, or disclosure of this commercial computer software, or of any related documentation of any kind, is restricted in accordance with FAR 12.212 and DFARS 227.7202, and further restricted by this Agreement.

[*]=CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.